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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (date of earliest event reported): May 17, 2004

                            Collectors Universe, Inc.
               (Exact name of Registrant as Specified in Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

        0-27887                                                 33-0846191
 (Commission File No.)                                       (I.R.S. Employer
                                                          Identification Number)

                1921 E. Alton Avenue, Santa Ana, California 92705
              (Address of Principal Executive Offices and Zip Code)

       Registrant's telephone number, including area code: (949) 567-1234

           (Former Name or Former Address if Changed Since Last Report

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ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On May 17, 2004, Collectors Universe issued a press release announcing its financial results for the 3rd quarter of fiscal 2004 ended March 31, 2004. The press release is attached to this report as Exhibit 99.1

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                  COLLECTORS UNIVERSE, INC.

                                                  By: /s/ MICHAEL J. LEWIS
                                                      --------------------------
                                                  MICHAEL J. LEWIS
                                                  CHIEF FINANCIAL OFFICER

Dated: May 17, 2004

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                                  EXHIBIT INDEX

Exhibit                                     DESCRIPTION
-------                                     -----------
 99.1              Collectors Universe, Inc. Earnings Release dated May 17, 2004

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